UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 15, 2002





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On April 25, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of March 2002 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:  May 2, 2002                      By:/s/ Ronald D. Markle
------------------                             --------------------------
                                               Ronald D. Markle
                                               Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated April 15, 2002


   20.2        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated April 15, 2002


   20.3        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated April 15, 2002


   20.4        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated April 15, 2002


   20.5        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated April 15, 2002


   20.6        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated April 15, 2002

                    Navistar Financial 1998 - A Owner Trust
                          For the Month of March, 2002
                      Distribution Date of April 15, 2002
                            Servicer Certificate #47

Original Pool Amount                                   $500,864,370.04


Beginning Pool Balance                                  $49,006,552.80
Beginning Pool Factor                                        0.0978440

Principal and Interest Collections:
     Principal Collected                                 $6,484,498.87
     Interest Collected                                    $355,043.14

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Final Purchase of Receivables                      $44,624,982.16
     Liquidation Proceeds / Recoveries                     $319,426.68
Total Additional Deposits                                  $319,426.68

Repos / Chargeoffs                                         $145,581.71
Aggregate Number of Notes Charged Off                              132

Total Available Funds                                   $51,695,853.70

Ending Pool Balance                                              $0.00
Ending Pool Factor                                           0.0000000

Servicing Fee                                               $40,838.79

Repayment of Servicer Advances                              $88,097.15

Reserve Account:
     Beginning Balance  (see Memo Item)                 $12,435,430.63
     Target Percentage                                           5.25%
     Target Balance                                              $0.00
     Minimum Balance                                             $0.00
     (Release) / Deposit                               ($12,435,430.63)
     Ending Balance                                              $0.00

Current Weighted Average APR:                                   8.613%
Current Weighted Average Remaining Term (months):                12.28

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days               $829,979.18       642
                                 31 - 60 days              $250,491.30       202
                                 60+  days                 $219,803.26        87

     Total:                                              $1,300,273.74       694

     Balances:                   60+  days                 $678,572.79        87

Memo Item - Reserve Account
     Prior Month                                        $10,017,287.40
     Invest. Income                                         $12,492.27
     Excess Serv.                                        $2,405,650.96
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $12,435,430.63

Navistar Financial 1998 - A Owner Trust
For the Month  of  March, 2002


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                        $49,006,552.80
Ending Pool Balance                                    $0.00

Collected Principal                           $51,021,383.88
Collected Interest                               $355,043.14
Charge - Offs                                    $145,581.71
Liquidation Proceeds / Recoveries                $319,426.68
Servicing                                         $40,838.79
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service      $51,655,014.91

Beginning Balance                             $49,006,552.80     $47,291,206.36      $1,715,346.44

Interest Due                                     $242,811.15        $234,091.47          $8,719.68
Interest Paid                                    $242,811.15        $234,091.47          $8,719.68
Principal Due                                 $49,006,552.80     $47,291,206.36      $1,715,346.44
Principal Paid                                $49,006,552.80     $47,291,206.36      $1,715,346.44

Ending Balance                                         $0.00              $0.00              $0.00
Note / Certificate Pool Factor                                           0.0000             0.0000
   (Ending Balance / Original Pool Amount)
Total Distributions                           $49,249,363.95     $47,525,297.83      $1,724,066.12

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                               $2,405,650.96
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $12,435,430.63
(Release) / Draw                             ($12,435,430.63)
Ending Reserve Acct Balance                            $0.00

Navistar Financial 1998 - A Owner Trust
For the Month  of  March, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                            5                   4                3                2                1
                                                       Nov-01              Dec-01           Jan-02           Feb-02           Mar-02

Beginning Pool Balance                         $68,037,676.21      $63,273,729.10   $58,591,344.78   $53,342,478.44   $49,006,552.80

A)   Loss Trigger:
Principal of Contracts Charged Off                $114,736.53          $80,270.18      $220,267.12       $26,052.24      $145,581.71
Recoveries                                        $188,945.56         $124,723.89      $322,964.50      $449,678.71      $319,426.68

Total Charged Off (Months 5, 4, 3)                $415,273.83
Total Recoveries (Months 3, 2, 1)               $1,092,069.89
Net Loss / (Recoveries) for 3 Mos                ($676,796.06)(a)

Total Balance (Months 5, 4, 3)                $189,902,750.09 (b)

Loss Ratio Annualized  [(a/b) * (12)]                -4.2767%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Jan-02              Feb-02           Mar-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days                 $913,165.28         $990,171.84      $678,572.79
     As % of Beginning Pool Balance                  1.55853%            1.85625%         1.38466%
     Three Month Average                             1.72512%            1.78304%         1.59981%
Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                    0.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                               Yes

                     Navistar Financial 1999 - A Owner Trust
                          For the Month of March, 2002
                       Distribution Date of April 15, 2002
                            Servicer Certificate #35

Original Pool Amount                                             $714,764,750.47



Beginning Pool Balance                                           $174,796,892.08
Beginning Pool Factor                                                  0.2445516

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $16,834,826.33
     Interest Collected                                            $1,175,503.28

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,116,747.56
Total Additional Deposits                                          $1,116,747.56

Repos / Chargeoffs                                                   $707,068.32
Aggregate Number of Notes Charged Off                                        282

Total Available Funds                                             $19,127,077.17

Ending Pool Balance                                              $157,254,997.43
Ending Pool Factor                                                     0.2200094

Servicing Fee                                                        $145,664.08

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $14,864,989.68
     Target Percentage                                                     5.25%
     Target Balance                                                $8,255,887.37
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                           ($569,694.67)
     Ending Balance                                               $14,295,295.01

Current Weighted Average APR:                                             8.060%
Current Weighted Average Remaining Term (months):                          21.40

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,932,352.65     1,486
                                 31 - 60 days              $414,347.95       359
                                 60+  days                 $617,045.46       148

     Total:                                              $2,963,746.06     1,545

     Balances:                   60+  days               $2,993,397.65       148

Memo Item - Reserve Account
     Prior Month                                                  $14,295,295.01
     Invest. Income                                                   $21,274.06
     Excess Serv.                                                    $548,420.61
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $14,864,989.68

Navistar Financial 1999 - A Owner Trust
For the Month of March, 2002

                                                                                      NOTES


                                                 TOTAL     CLASS A - 1     CLASS A - 2    CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00$200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%         96.50%           0.00%          3.50%
     Coupon                                                    5.0025%         5.5500%        5.9500%         6.1300%        6.2200%

Beginning Pool Balance                 $174,796,892.08
Ending Pool Balance                    $157,254,997.43

Collected Principal                     $16,834,826.33
Collected Interest                       $1,175,503.28
Charge - Offs                              $707,068.32
Liquidation Proceeds / Recoveries        $1,116,747.56
Servicing                                  $145,664.08
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$18,981,413.09

Beginning Balance                      $174,796,892.09           $0.00           $0.00 $17,786,016.67 $145,745,000.00 $11,265,875.42

Interest Due                               $891,097.83           $0.00           $0.00     $88,189.00     $744,514.04     $58,394.79
Interest Paid                              $891,097.83           $0.00           $0.00     $88,189.00     $744,514.04     $58,394.79
Principal Due                           $17,541,894.65           $0.00           $0.00 $16,927,928.34           $0.00    $613,966.31
Principal Paid                          $17,541,894.65           $0.00           $0.00 $16,927,928.34           $0.00    $613,966.31

Ending Balance                         $157,254,997.44           $0.00           $0.00    $858,088.33 $145,745,000.00 $10,651,909.11
Note / Certificate Pool Factor                                  0.0000          0.0000         0.0043          1.0000         0.4257
   (Ending Balance / Original Pool Amount)
Total Distributions                     $18,432,992.48           $0.00           $0.00 $17,016,117.34     $744,514.04    $672,361.10

Interest Shortfall                               $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00           $0.00          $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $548,420.61
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $14,864,989.68
(Release) / Draw                          ($569,694.67)
Ending Reserve Acct Balance             $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of March, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                  4                 3                 2                1
                                                    Nov-01             Dec-01            Jan-02            Feb-02           Mar-02

Beginning Pool Balance                     $225,765,549.11    $211,180,951.29   $199,821,494.72   $185,506,896.82  $174,796,892.08

A)   Loss Trigger:
Principal of Contracts Charged Off             $609,077.60        $471,060.21     $1,301,931.36       $745,685.64      $707,068.32
Recoveries                                     $966,705.46        $525,930.69     $1,875,403.34       $667,816.76    $1,116,747.56

Total Charged Off (Months 5, 4, 3)           $2,382,069.17
Total Recoveries (Months 3, 2, 1)            $3,659,967.66
Net Loss / (Recoveries) for 3 Mos           ($1,277,898.49)(a)

Total Balance (Months 5, 4, 3)             $636,767,995.12 (b)

Loss Ratio Annualized  [(a/b) * (12)]             -2.4082%

Trigger:  Is Ratio > 1.5%                               No

                                                    Jan-02             Feb-02            Mar-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $3,932,227.20      $2,875,761.79     $2,993,397.65
     As % of Beginning Pool Balance               1.96787%           1.55022%          1.71250%
     Three Month Average                          1.87489%           1.83065%          1.74353%
Trigger:   Is Average > 2.0%                            No


C)   Noteholders Percent Trigger:                 2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2000 - A Owner Trust
                          For the Month of March, 2002
                       Distribution Date of April 15, 2002
                            Servicer Certificate #26

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $202,805,650.26
Beginning Pool Factor                                                  0.4269593

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $10,177,903.70
     Interest Collected                                            $1,514,344.24

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $500,519.59
Total Additional Deposits                                            $500,519.59

Repos / Chargeoffs                                                   $903,458.25
Aggregate Number of Notes Charged Off                                        129

Total Available Funds                                             $11,954,383.99

Ending Pool Balance                                              $191,962,671.85
Ending Pool Factor                                                     0.4041319

Servicing Fee                                                        $169,004.71

Repayment of Servicer Advances                                       $238,383.54

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,878,904.57
     Target Percentage                                                     5.50%
     Target Balance                                               $10,557,946.95
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                           ($320,957.62)
     Ending Balance                                               $10,557,946.95

Current Weighted Average APR:                                             8.914%
Current Weighted Average Remaining Term (months):                          31.34

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days             $1,415,284.63     1,487
                                 31 - 60 days              $320,400.05       270
                                 60+  days                 $236,227.08        77

     Total:                                              $1,971,911.76     1,507

     Balances:                   60+  days               $2,387,024.63        77

Memo Item - Reserve Account
     Prior Month                                                  $11,154,310.76
     Invest. Income                                                   $15,585.30
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                      ($290,991.49)
     Beginning Balance                                            $10,878,904.57

Navistar Financial 2000 - A Owner Trust
For the Month of March, 2002

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.25%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $202,805,650.26
Ending Pool Balance                    $191,962,671.85

Collected Principal                      $9,939,520.16
Collected Interest                       $1,514,344.24
Charge - Offs                              $903,458.25
Liquidation Proceeds / Recoveries          $500,519.59
Servicing                                  $169,004.71
Cash Transfer from Reserve Account         $290,991.49
Total Collections Avail for Debt Service$12,076,370.77

Beginning Balance                      $202,805,650.26          $0.00           $0.00  $70,862,938.39 $121,187,500.00 $10,755,211.87

Interest Due                             $1,233,392.36          $0.00           $0.00     $425,177.63     $741,263.54     $66,951.19
Interest Paid                            $1,233,392.36          $0.00           $0.00     $425,177.63     $741,263.54     $66,951.19
Principal Due                           $10,842,978.41          $0.00           $0.00  $10,436,366.72           $0.00    $406,611.69
Principal Paid                          $10,842,978.41          $0.00           $0.00  $10,436,366.72           $0.00    $406,611.69

Ending Balance                         $191,962,671.85           0.00            0.00   60,426,571.67  121,187,500.00  10,348,600.18
Note / Certificate Pool Factor                                 0.0000          0.0000          0.5493          1.0000         0.5810
   (Ending Balance / Original Pool Amount)
Total Distributions                     $12,076,370.77          $0.00           $0.00  $10,861,544.35     $741,263.54    $473,562.88

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,878,904.57
(Release) / Draw                          ($320,957.62)
Ending Reserve Acct Balance             $10,557,946.95

Navistar Financial 2000 - A Owner Trust
For the Month of March, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5                  4                 3                 2                 1
                                                     Nov-01             Dec-01            Jan-02            Feb-02            Mar-02

Beginning Pool Balance                      $246,512,577.04    $233,598,701.58   $224,298,363.24   $211,768,334.08   $202,805,650.26

A)   Loss Trigger:
Principal of Contracts Charged Off              $498,459.18        $258,958.34       $534,252.68       $303,641.57       $903,458.25
Recoveries                                      $879,483.30        $490,789.33       $974,195.00       $580,857.93       $500,519.59

Total Charged Off (Months 5, 4, 3)            $1,291,670.20
Total Recoveries (Months 3, 2, 1)             $2,055,572.52
Net Loss / (Recoveries) for 3 Mos              ($763,902.32)(a)

Total Balance (Months 5, 4, 3)              $704,409,641.86 (b)

Loss Ratio Annualized  [(a/b) * (12)]              -1.3013%

Trigger:  Is Ratio > 1.5%                                No

                                             Jan-02             Feb-02             Mar-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $3,558,330.22      $2,708,977.49     $2,387,024.63
     As % of Beginning Pool Balance                1.58643%           1.27922%          1.17700%
     Three Month Average                           1.52628%           1.47392%          1.34755%
Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:                   2.2227%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2000 - B Owner Trust
                          For the Month of March, 2002
                       Distribution Date of April 15, 2002
                            Servicer Certificate #18

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $376,120,917.48
Beginning Pool Factor                                                  0.4918477

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $29,941,611.08
     Interest Collected                                            $2,968,623.94

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,163,115.24
Total Additional Deposits                                          $1,163,115.24

Repos / Chargeoffs                                                 $1,105,932.59
Aggregate Number of Notes Charged Off                                        393

Total Available Funds                                             $33,940,932.27

Ending Pool Balance                                              $345,205,791.80
Ending Pool Factor                                                     0.4514205

Servicing Fee                                                        $313,434.10

Repayment of Servicer Advances                                       $132,417.99

Reserve Account:
     Beginning Balance  (see Memo Item)                           $21,314,479.11
     Target Percentage                                                     5.50%
     Target Balance                                               $18,986,318.55
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                         ($2,328,160.56)
     Ending Balance                                               $18,986,318.55

Current Weighted Average APR:                                             9.595%
Current Weighted Average Remaining Term (months):                          35.72

Delinquencies                                                  Dollars     Notes
     Installments:              1 - 30 days              $2,578,973.69     2,243
                                31 - 60 days               $773,660.94       710
                                60+  days                  $341,092.79       144

     Total:                                              $3,693,727.42     2,269

     Balances:                  60+  days                $5,041,899.92       144

Memo Item - Reserve Account
     Prior Month                                                  $20,686,650.46
     Invest. Income                                                   $28,251.95
     Excess Serv.                                                    $599,576.70
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $21,314,479.11

Navistar Financial 2000 - B Owner Trust
For the Month of March, 2002

                                                                                     NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00$232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          0.00%          96.25%           0.00%          3.75%
     Coupon                                                    6.7300%        6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $376,120,917.48
Ending Pool Balance                    $345,205,791.80

Collected Principal                     $29,809,193.09
Collected Interest                       $2,968,623.94
Charge - Offs                            $1,105,932.59
Liquidation Proceeds / Recoveries        $1,163,115.24
Servicing                                  $313,434.10
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$33,627,498.17

Beginning Balance                      $376,120,917.49           $0.00          $0.00 $178,032,914.19 $178,733,000.00 $19,355,003.30

Interest Due                             $2,112,795.79           $0.00          $0.00     $989,566.28   $1,009,841.45    $113,388.06
Interest Paid                            $2,112,795.79           $0.00          $0.00     $989,566.28   $1,009,841.45    $113,388.06
Principal Due                           $30,915,125.68           $0.00          $0.00  $29,755,808.47           $0.00  $1,159,317.21
Principal Paid                          $30,915,125.68           $0.00          $0.00  $29,755,808.47           $0.00  $1,159,317.21

Ending Balance                         $345,205,791.81            0.00           0.00  148,277,105.72  178,733,000.00  18,195,686.09
Note / Certificate Pool Factor                                  0.0000         0.0000          0.8019          1.0000         0.6345
   (Ending Balance / Original Pool Amount)
Total Distributions                     $33,027,921.47           $0.00          $0.00  $30,745,374.75   $1,009,841.45  $1,272,705.27

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $599,576.70
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $21,314,479.11
(Release) / Draw                        ($2,328,160.56)
Ending Reserve Acct Balance             $18,986,318.55

Navistar Financial 2000 - B Owner Trust
For the Month of March, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5                  4                 3                 2                 1
                                                     Nov-01             Dec-01            Jan-02            Feb-02            Mar-02

Beginning Pool Balance                      $465,552,692.67    $444,415,026.51   $424,842,843.28   $396,947,032.68   $376,120,917.48

A)   Loss Trigger:
Principal of Contracts Charged Off              $969,788.13      $1,650,625.27     $1,881,411.50     $2,089,071.22     $1,105,932.59
Recoveries                                    $2,293,613.65        $503,934.06     $2,645,242.73     $1,498,010.61     $1,163,115.24

Total Charged Off (Months 5, 4, 3)            $4,501,824.90
Total Recoveries (Months 3, 2, 1)             $5,306,368.58
Net Loss / (Recoveries) for 3 Mos              ($804,543.68)(a)

Total Balance (Months 5, 4, 3)            $1,334,810,562.46 (b)

Loss Ratio Annualized  [(a/b) * (12)]              -0.7233%

Trigger:  Is Ratio > 1.5%                                No

                                              Jan-02             Feb-02             Mar-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $6,848,420.80      $6,245,699.86     $5,041,899.92
     As % of Beginning Pool Balance                1.61199%           1.57343%          1.34050%
     Three Month Average                           1.67280%           1.72073%          1.50864%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:                   2.4828%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2001 - A Owner Trust
                           For the Month of March 2002
                       Distribution Date of April 15, 2002
                            Servicer Certificate #12

Original Pool Amount                                    $257,155,638.25
Subsequent Receivables (transferred 4/30/01)             $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )            $67,396,152.49
Subsequent Receivables (transferred 6/28/01)             $22,107,022.10
Beginning Pool Balance                                  $284,462,994.91
Beginning Pool Factor                                           0.71116

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $13,742,513.64
     Interest Collected                                   $2,239,970.80
     Mandatory Prepayments                                        $0.00
Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $198,276.94
Total Additional Deposits                                   $198,276.94

Repos / Chargeoffs                                          ($32,146.17)
Aggregate Number of Notes Charged Off                               132

Total Available Funds                                    $16,180,761.38

Ending Pool Balance                                     $270,752,627.44
Ending Pool Factor                                              0.67688

Servicing Fee                                               $237,052.50

Repayment of Servicer Advances                                    $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                  $16,708,792.25
     Target Percentage                                         5.50000%
     Target Balance                                      $14,891,394.51
     Minimum Balance                                      $7,999,984.48
     (Release) / Deposit                                 ($1,817,397.74)
     Ending Balance                                      $14,891,394.51

Current Weighted Average APR:                                   9.4150%

Current Weighted Average Remaining Term (months):                 40.87

Delinquencies

                                                                Dollars    Notes
     Installments:               1 - 30 days              $2,003,687.74    1,932
                                 31 - 60 days               $448,256.22      416
                                 60+  days                  $207,985.50       95

     Total:                                               $2,659,929.46    1,937

     Balances:                   60+  days                $3,206,029.34       95

Memo Item - Reserve Account
     Opening balance                                     $15,645,464.72
     Invest. Income                                          $20,332.81
     Excess Serv.                                         $1,042,994.72
     Transfer (to) / from Collections Account                     $0.00
     Beginning Balance                                   $16,708,792.25

Navistar Financial 2001 - A Owner Trust
For the Month of March 2002

                                                                                    NOTES

                                                  TOTAL   CLASS A - 1    CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 72,500,000.00 118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                0.00%         95.75%           0.00%          0.00%          4.25%
     Coupon                                                   4.2900%        4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $284,462,994.91
Ending Pool Balance                     $270,752,627.44

Collected Principal                      $13,742,513.64
Collected Interest                        $2,239,970.80
Charge - Offs                               ($32,146.17)
Liquidation Proceeds / Recoveries           $198,276.94
Servicing                                   $237,052.50
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $15,943,708.88

Beginning Balance                       $284,462,994.91         $0.00 $76,792,067.63 $100,000,000.00 $92,500,000.00 $15,170,927.28

Interest Due 2                            $1,190,346.69         $0.00    $286,050.45     $415,833.33    $417,791.67     $70,671.24
Interest Paid                             $1,190,346.69         $0.00    $286,050.45     $415,833.33    $417,791.67     $70,671.24
Principal Due                            $13,710,367.47         $0.00 $13,127,676.85           $0.00          $0.00    $582,690.62
Mandatory Prepayments Class A-1 only              $0.00         $0.00
Principal Paid                           $13,710,367.47         $0.00 $13,127,676.85           $0.00          $0.00    $582,690.62

Ending Balance                          $270,752,627.44          0.00  63,664,390.78  100,000,000.00  92,500,000.00  14,588,236.66
Note / Certificate Pool Factor                                 0.0000         0.5395          1.0000         1.0000         0.8581
 Ending Balance / Original Pool Amount)

Total Distributions                      $14,900,714.16         $0.00 $13,413,727.30     $415,833.33    $417,791.67    $653,361.86

Interest Shortfall                                $0.00         $0.00          $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00         $0.00          $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00         $0.00          $0.00           $0.00          $0.00          $0.00
Excess Servicing                          $1,042,994.72
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $16,708,792.25
(Release) / Draw                         ($1,817,397.74)
Ending Reserve Acct Balance              $14,891,394.51

Navistar Financial 2001 - A Owner Trust
For the Month of March 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5                 4                  3                 2                 1
                                                     Nov-01            Dec-01             Jan-02            Feb-02            Mar-02

Beginning Pool Balance                      $334,440,345.87   $323,341,557.04    $310,954,866.68   $293,914,454.24   $284,462,994.91

A)   Loss Trigger:
Principal of Contracts Charged Off              $336,511.06       $934,369.05        $368,517.73       $458,729.37      ($32,146.17)
Recoveries                                      $521,347.53       $107,952.52        $566,007.22       $364,577.24       $198,276.94

Total Charged Off (Months 5, 4, 3)            $1,639,397.84
Total Recoveries (Months 3, 2, 1)             $1,128,861.40
Net Loss / (Recoveries) for 3 Mos               $510,536.44(a)

Total Balance (Months 5, 4, 3)              $968,736,769.59(b)

Loss Ratio Annualized  [(a/b) * (12)]               0.6324%

Trigger:  Is Ratio > 1.5%                                No

                                                     Jan-02            Feb-02             Mar-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $3,137,508.80     $3,204,517.52      $3,206,029.34
     As % of Beginning Pool Balance                1.00899%          1.09029%           1.12705%
     Three Month Average                           0.96329%          1.02708%           1.07544%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           3.72286%

Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2001 - B Owner Trust
                           For the Month of March 2002
                       Distribution Date of April 15, 2002
                             Servicer Certificate #6

Original Pool Amount                                    $292,329,093.98
Subsequent Receivables (transferred 11/01/01)            $59,897,861.72
Subsequent Receivables (transferred 12/10/01)           $117,139,017.24
Subsequent Receivables (transferred 1/14/02)             $30,633,447.04
Beginning Pool Balance                                  $435,556,920.89
Beginning Pool Factor                                           0.87111

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $12,168,629.82
     Interest Collected                                   $3,103,839.06
     Mandatory Prepayments                                        $0.00
Additional Deposits:
     Repurchase Amounts                                           $0.00

     Liquidation Proceeds / Recoveries                      $308,423.08
Total Additional Deposits                                   $308,423.08

Repos / Chargeoffs                                          $558,268.97
Aggregate Number of Notes Charged Off                                70

Total Available Funds                                    $15,568,885.32

Ending Pool Balance                                     $422,842,028.74
Ending Pool Factor                                              0.84569

Servicing Fee                                               $362,964.10

Repayment of Servicer Advances                               $12,006.64


Reserve Account:
     Beginning Balance  (see Memo Item)                  $25,210,339.11
     Target Percentage                                         5.50000%
     Target Balance                                      $23,256,311.58
     Minimum Balance                                      $9,999,988.40
     (Release) / Deposit                                 ($1,954,027.53)
     Ending Balance                                      $23,256,311.58

Current Weighted Average APR:                                    8.515%
Current Weighted Average Remaining Term (months):                 45.84

Delinquencies

                                                                Dollars    Notes
     Installments:               1 - 30 days              $1,786,855.48    1,772
                                 31 - 60 days               $324,175.73      331
                                 60+  days                   $83,596.82       64

     Total:                                               $2,194,628.03    1,774

     Balances:                   60+  days                $2,082,837.41       64

Memo Item - Reserve Account
     Opening balance                                     $23,955,630.65
     Invest. Income                                          $34,851.87
     Excess Serv.                                         $1,219,856.59
     Transfer (to)                                                $0.00
     Collections Acct                                    $25,210,339.11
     line item #16

Navistar Financial 2001 - B Owner Trust
For the Month of March 2002

                                                                                         NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                               100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    2.4400%         2.8300%         2.1500%        4.3700%        4.8300%

Beginning Pool Balance                  $435,556,920.89
Ending Pool Balance                     $422,842,028.74

Collected Principal                      $12,156,623.18
Collected Interest                        $3,103,839.06
Charge - Offs                               $558,268.97
Liquidation Proceeds / Recoveries           $308,423.08
Swap Payments to/(from)Trust               ($190,734.44)
Servicing                                   $362,964.10
Investment Earnings from Pre-Funding Acct.        $0.00
Negative Carry Amount                             $0.00
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $15,015,186.78

Beginning Balance                       $435,556,920.89 $15,194,920.89 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00

Interest Due 2                            $1,080,438.04     $31,926.22     $310,627.88     $331,398.61    $331,016.58     $75,468.75
Interest Paid                             $1,080,438.04     $31,926.22     $310,627.88     $331,398.61    $331,016.58     $75,468.75
Principal Due                            $12,714,892.15 $12,714,892.15           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Paid                           $12,714,892.15 $12,714,892.15           $0.00           $0.00          $0.00          $0.00


Ending Balance                          $422,842,028.74  $2,480,028.74 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Note / Certificate Pool Factor                                 0.03114         1.00000         1.00000        1.00000        1.00000
     (Ending Balance / Original Pool Amount)
Total Distributions                      $13,795,330.19 $12,746,818.37     $310,627.88     $331,398.61    $331,016.58     $75,468.75

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                          $1,219,856.59
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance      $25,210,339.11
     (Release) / Draw                    ($1,954,027.53)
     Ending Reserve Acct Balance         $23,256,311.58

Navistar Financial 2001 - B Owner Trust
For the Month of March 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5                  4                 3                 2                 1
                                                     Nov-01             Dec-01            Jan-02            Feb-02            Mar-02

Beginning Pool Balance                      $340,400,657.46    $479,481,764.34   $465,365,490.72   $449,312,846.30   $435,556,920.89

A)   Loss Trigger:
Principal of Contracts Charged Off               $16,228.12        $353,936.71       $704,932.48     $1,712,280.54       $558,268.97
Recoveries                                            $0.00         $28,222.80        $51,411.42       $172,947.91       $308,423.08

Total Charged Off (Months 5, 4, 3)            $1,075,097.31
Total Recoveries (Months 3, 2, 1)               $532,782.41
Net Loss / (Recoveries) for 3 Mos               $542,314.90 (a)

Total Balance (Months 5, 4, 3)            $1,285,247,912.52 (b)

Loss Ratio Annualized  [(a/b) * (12)]               0.5063%

Trigger:  Is Ratio > 1.5%                                No

                                                     Jan-02             Feb-02            Mar-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $2,649,845.76      $2,345,770.70     $2,082,837.41
     As % of Beginning Pool Balance                0.56941%           0.52208%          0.47820%
     Three Month Average                           0.39711%           0.47815%          0.52323%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           4.65127%

Trigger:  Is Minimum < 1.0%                              No